UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2011

SRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court Fairfax, Virginia	22033

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s telephone number, including area code): (703) 803-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION

ITEM 2.02.	Results of Operations and Financial Condition
     The information set forth under Item 8.01 is hereby incorporated by reference into this Item 2.02.

ITEM 8.01	OTHER EVENTS
Item 8.01 Other Events
     The information set forth in this Current Report on Form 8-K will be included as part of the financial information being provided (“Financial Information”) by affiliates of Providence Equity Partners LLC (“Providence”) to potential lenders to finance the merger consideration pursuant to the Agreement and Plan of Merger, dated as of March 31, 2011, with Providence, whereby SRA International, Inc. (“SRA”) would become a wholly-owned subsidiary of Providence. The transaction is currently expected to be financed by a combination of cash, contribution of shares of SRA common stock and debt financing, including a $875 million senior secured term loan facility, a $100 million senior secured revolving credit facility and a $415 million senior unsecured interim loan facility (or alternatively, senior unsecured fixed rate notes in a high yield offering pursuant to Rule 144A).
     Subsequent to its June 30, 2010 fiscal year end, in the second quarter of fiscal 2011, SRA sold the Airport Operations Solutions division of Era Systems Corporation (“Era”), and in the third quarter of fiscal 2011, SRA made the decision to divest the remainder of Era and its contract research organization, SRA Global Clinical Development LLC (“GCD”). SRA is filing this Form 8-K to present Era and GCD as discontinued operations in the Financial Information.
     Attached to this Form 8-K and incorporated herein by reference are Exhibits 99.1, 99.2 and 99.3, respectively, “Item 6: Selected Financial Data”, “Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8: Financial Statements and Supplementary Data”; which reflect the presentation of Era and GCD as discontinued operations.
     Except for the discontinued operations reclassification and to update footnote 17 “Subsequent Events” in Exhibit 99.3, the information in Exhibits 99.1, 99.2 and 99.3 has not been updated or amended to reflect any other information, uncertainties, transactions, risks, events or trends occurring or known to management, including other matters that have occurred subsequent to August 12, 2010, the date we filed our Annual Report on Form 10-K with the SEC. More current information is included in other SRA filings with the SEC. This Form 8-K should be read in conjunction with SRA’s 2010 Annual Report, SRA’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2010, December 31, 2010, and March 31, 2011 and SRA’s other SEC filings.
Forward-Looking Statements
Any statements in this Form 8-K about future expectations, plans, and prospects for SRA, including statements about the acquisition of SRA (the “Merger”) by an affiliate of Providence Equity Partners LLC, the estimated value of the contract and work to be performed, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (i) the inability to complete the Merger due to the failure (a) to obtain stockholder approval for the Merger; (b) to satisfy other conditions to the completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; or (c) to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (ii) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that have been or may be instituted against us and others relating to the Merger; (iii) the occurrence of any other event, change or circumstance that could give rise to a termination of the merger agreement; (iv) the fact that, if the Merger is not consummated due to a breach of the merger agreement by Providence Equity Partners LLC or Merger Sub, SRA’s remedy may be limited to receipt of a termination fee of $112.9 million, and if the Merger is not consummated under certain circumstances, SRA is not entitled to receive any such termination fee; (v) if the merger agreement is terminated under specified circumstances, SRA may be required to pay Providence Equity Partners LLC a termination fee of up to $47 million; (vi) the diversion of management’s attention from ongoing business concerns due to the announcement and pendency of the Merger; (vii) the effect of the announcement of the Merger on our business relationships, operating results and business generally; (viii) the effect of the merger agreement’s contractual restrictions on the conduct of our business prior to the completion of the Merger; (ix) the possible adverse effect on the price of our common stock if the Merger is not completed in a timely matter or at all; (x) the amount of the costs, fees, expenses and charges related to the Merger; (xi) reduced spending levels and changing budget priorities of our largest customer, the United States federal government, which accounts for more than 95% of our revenue; (xii) failure to comply with complex U.S. government procurement-related laws and other regulations, including but not limited to, punitive damage liabilities under the False Claims Act and other laws, and financial incentives under so-called “whistleblower” statutes, awarding the whistleblower with a percentage of the recovery if the claims are successfully waged; (xiii) possible delays or overturning of our government contract awards due to bid protests by competitors or loss of contract revenue or diminished opportunities based on the existence of organizational conflicts of interest; (xiv) entry into new markets or foreign legal jurisdictions or operation of our business in various foreign jurisdictions, including incurring liabilities in hazardous areas; (xv) failure to comply with laws such as the Foreign Corrupt Practices Act or regulations on government gratuities; (xvi) failure to comply with Federal Acquisition Regulations and Cost Accounting Standards or the Fair Labor Standards Act; (xvii) security threats, attacks or other disruptions on our information infrastruct ure, and failure to comply with complex network security and data privacy legal and contractual obligations or to protect sensitive information; (xviii) force majeure incidents in international markets, such as weather, governmental action or inaction, or political unrest; (xix) any violation of third party intellectual rights; (xx) unlimited contractual damages, liability for consequential damages, liquidated damages, or third party product liability associated with some commercial product sales; (xxi) adverse changes in federal government practices such as insourcing; (xxii) delays in the U.S. government adopting appropriations necessary for program funding and future appropriation uncertainties adversely impacting customer spending plans; (xxiii) intense competition to win U.S. government contracts or recompetes and commoditization of services we offer; (xxiv) failure of the customer to fund a contract, issue task orders or exercise options to extend contacts, or our inability to successfully execute awarded contracts; (xxv) any adverse results of audits and investigations conducted by the Defense Contract Audit Agency or any of the Inspectors General for various agencies with which we contract, including, without limitation, any determination that our contractor business systems or contractor internal control systems are deficient; (xxvi) difficulties accurately estimating contract costs and contract performance requirements; (xxvii) challenges in attracting and retaining key personnel or high-quality employees, particularly those with security clearances; (xxviii) failure to manage acquisitions, divestures or restructures successfully, including identifying and valuating acquisitions targets, integrating acquired companies, realizing benefits from such acquisitions, or contingent liabilities associated with divestures; and (xxix) adverse weather conditions or unexpected employee leave patterns reducing our expected billable labor revenue.
Many of these and other risk factors are more fully described in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010, previously filed with the Securities and Exchange Commission (SEC) on August 12, 2010, and may be updated from time to time in Item 1A. of Part II of our quarterly reports or other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Form 8-K. Subsequent events and developments may cause our views to change. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so.
Important Additional Information
In connection with the proposed acquisition, SRA filed a preliminary proxy statement and other relevant documents concerning the acquisition with the SEC on April 18, 2011. When completed, a definitive proxy statement and a form of proxy will be mailed to shareholders of the Company. This press release does not constitute a solicitation of any vote or approval. We urge investors to read the proxy statement and any other documents to be filed with the SEC in connection with the acquisition or incorporated by reference in the proxy statement because they will contain important information.

Investors will be able to obtain these documents free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by SRA will be available free of charge from SRA International, Inc., c/o Investor Relations, 4350 Fair Lakes Court, Fairfax, VA 22033, or by telephone at 703.502.7731 or by email to Investor@sra.com.
The directors, executive officers and certain other members of management and employees of SRA may be deemed “participants” in the solicitation of proxies from stockholders of SRA in favor of the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of SRA in connection with the proposed acquisition will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the SRA’s executive officers and directors in its Annual Report on Form 10-K for the year ended June 30, 2010 and in its definitive proxy statement filed with the SEC on September 17, 2010.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following are filed as Exhibits to this Report:

Exhibit 23	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Item 6: Selected Financial Data
Exhibit 99.2	Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.3	Item 8: Financial Statements and Supplementary Data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.
Date: June 7, 2011	/s/ RICHARD J. NADEAU
Richard J. Nadeau
Executive Vice President and Chief Financial Officer